SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):           February 6, 2007 (February 2, 2007)
Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		No.)

400 Galleria Parkway, Suite 200, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:           (678) 589-3500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.
     On February 2, 2007, Verso Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement with certain purchasers signatory thereto (the “February 2nd Purchase Agreement”) pursuant to which the Company agreed to sell in a private placement to such purchasers 2,000,000 shares of the Company’s common stock (the “Common Stock”) and warrants to acquire 1,000,000 shares of Common Stock (the “February 2nd Investor Warrants”) for an aggregate purchase price of $2,000,000. In addition, on February 5, 2007, the Company entered into a Securities Purchase Agreement with a purchaser signatory thereto on substantially the same terms as the February 2nd Purchase Agreement (the “February 5th Purchase Agreement” and, together with the February 2nd Purchase Agreement, the “Purchase Agreements”) pursuant to which the Company agreed to sell in a private placement to such purchaser 250,000 shares of Common Stock and a warrant to acquire 125,000 shares of Common Stock (the “February 5th Investor Warrant” and, together with the February 2nd Investor Warrants, the “Investor Warrants”).
     The private placement of securities contemplated by the Purchase Agreements is on substantially the same terms as the Securities Purchase Agreement dated as of January 30, 2007 among the Company and the purchasers signatory thereto (the “January 30th Purchase Agreement”) pursuant to which, on January 31, 2007, the Company sold to such purchasers 2,000,000 shares of Common Stock and warrants on substantially the same terms as the Investor Warrants to acquire 1,000,000 shares of Common Stock for an aggregate purchase price of $2,000,000, all as further described in the Current Report on Form 8-K filed by the Company on January 31, 2007. Pursuant to the January 30th Purchase Agreement and the Purchase Agreements, the Company may sell additional shares of Common Stock and Investor Warrants on substantially the same terms for up to an additional $750,000 in purchase price pursuant to definitive agreements to be entered into with the purchasers thereof.
     The Investor Warrants are exercisable over a 5-year period commencing with their issuance at a per share exercise price equal to $1.25. The exercise price of the Investor Warrants, but not the number of shares of Common Stock issuable upon exercise thereof, is subject to adjustment in the event of certain dilutive issuances.
     In connection with the February 2nd Purchase Agreement and the February 5th Purchase Agreement, the Company also entered into Registration Rights Agreements with the respective purchasers party to such Purchase Agreements dated as of February 2, 2007 and February 5, 2007, respectively (together, the “Registration Rights Agreements”), pursuant to which the Company granted to such purchasers certain registration rights with respect to the shares of Common Stock sold (including the shares of Common Stock issuable upon exercise of the Investor Warrants) under the Purchase Agreements.
     In addition, the Company agreed to pay the Company’s placement agents in connection with the private placement a cash fee equal to 6% of the aggregate purchase price received by the Company under the Purchase Agreements from purchasers introduced to the Company by such placement agents and agreed to issue warrants to the placement agents (the “Agent Warrants”) to purchase 8% of the number of shares of Common Stock issuable upon exercise of the Investor Warrants issued to such purchasers. The Agent Warrants are on substantially the same terms as the Investor Warrants, and the shares of Common Stock issuable upon exercise of the Agent Warrants will also be registered for resale.
     The Company closed the transactions contemplated by the February 2nd Purchase Agreement and the February 5th Purchase Agreement on February 5, 2007 and February 6, 2007, respectively.
     The Purchase Agreements, the forms of warrants used for the Investor Warrants and the Agent Warrants and the forms of the Registration Rights Agreements are filed as exhibits hereto and the descriptions contained herein are qualified entirely by reference to such exhibits, which are incorporated herein by reference.
     The securities offered in connection with the private placement will not be and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
Item 3.02     Unregistered Sale of Equity Securities.
     The shares of Common Stock and Investor Warrants issued pursuant to the Purchase Agreements were issued without registration under the Securities Act, in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act (“Section 4(2)”). The Company based such reliance upon representations made by the purchasers party to the Purchase Agreements regarding their investment intent, sophistication and status as “qualified institutional buyers,” as defined in Rule 144A(a) under the Securities Act, among other things.
     The Agent Warrants were issued without registration, in reliance upon the exception from registration set forth in Section 4(2). The Company based such reliance upon representations made by the placement agents regarding their investment intent, sophistication and status as “accredited investors,” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Regulation D, promulgated pursuant to Section 4(2), among other things.
     Following the closing of the transactions contemplated by the Purchase Agreements described in Item 1.01 above, the exercise price of the Series A Warrants to purchase shares of Common Stock issued by the Company on February 4, 2005 was reduced to $2.52 per share in accordance with the terms thereof.
Item 9.01     Financial Statements and Exhibits.
(a) – (b)	Financial Statements of Businesses Acquired and Pro Forma Financial Information. None

(c)	Shell Company Transactions. None.

(d)	Exhibits. The exhibits required to be filed with this Current Report are set forth on the Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.

	By:	/s/ Martin D. Kidder

Martin D. Kidder, Chief Financial Officer

Dated: February 6, 2007

EXHIBIT INDEX
4.1	Form of Warrant to purchase shares of the Company’s common stock dated February 5, 2007 issued pursuant to the Securities Purchase Agreement among the Company and the purchasers signatory thereto dated as of February 2, 2007 (the “February 2nd Purchase Agreement”).

4.2	Form of Warrant to purchase shares of the Company’s common stock dated February 6, 2007 issued pursuant to the Securities Purchase Agreement among the Company and the purchaser signatory thereto dated as of February 5, 2007 (the “February 5th Purchase Agreement”).

99.1	February 2nd Purchase Agreement.

99.2	Form of Registration Rights Agreement dated as of February 2, 2007 entered into in connection with the February 2nd Purchase Agreement.

99.3	February 5th Purchase Agreement.

99.4	Form of Registration Rights Agreement dated as of February 5, 2007 entered into in connection with the February 5th Purchase Agreement.